UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21934

RiverNorth Funds

(Exact Name of Registrant as Specified in Charter)

325 N. LaSalle St. Suite 645, Chicago, IL  60610

(Address of Principal Executive Offices)  (Zip Code)

Patrick W. Galley

325 N. LaSalle Street

Suite 645

Chicago, IL  60610

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  312-832-1440

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

RiverNorth Core Opportunity Fund

March 31, 2007

Dear Fellow Shareholders,

We are proud to announce the commencement of operations of the RiverNorth Core Opportunity Fund, the first open-end mutual fund from the RiverNorth Fund family.  The Fund has been assigned a NASDAQ ticker symbol of RNCOX.  The first 3-months of operations for the Fund was a period of ramping-up the investment portfolio.  We are encouraged that the Fund reached $12.5 million in net assets as of March 31, 2007.  We also are encouraged that by March 31st the portfolio is positioned according to our investment thesis and outlook.

Portfolio Positioning (of net assets)

As of March 31, 2007

RiverNorth Core Opportunity Fund – Current Investment Themes

Closed-end Funds

The Fund had a 27% position across eight closed-end funds as of March 31st.  In contrast to open-end mutual funds, closed-end funds issue a fixed amount of shares, which are traded on the stock exchange throughout the day.  Because closed-end funds have a fixed number of shares and the share price is based on supply and demand, many times the share price can trade at a discount or premium to their net asset value (i.e. liquidation value of the Fund).

Holding and Investment Companies

The Fund has three investments in individual holding and investment companies totaling 10% of the portfolio.  We view these positions as prudent and efficient access to a portfolio of diversified private equity-type investments.  These investments offer the Fund access to great managers such as Warren Buffet, at the helm of Berkshire Hathaway, without the burden of lock-up periods and high fees associated with private equity funds.

Japan

The Fund’s 6% position in Japan has been a drag on performance since the investment was made in February.  However, with Japan’s stock market still substantially below its 1989 peak, we continue to believe Japan’s fundamentals are attractive as they continue to improve.  While the US economy is decelerating, the Japanese economy is just starting to gain traction.  Employment and capital spending are accelerating.  Japan has a positive output gap, labor is tight, incomes are rising and productivity and profits are strong.  Japanese households and businesses hold huge amounts of liquidity that has been conservatively invested at near 0% yields.  These positive trends resulted in the country’s fourth quarter GDP figures to reach 4.8% growth, higher than the market projection of 3.7%.  On February 20th, the Bank of Japan raised its benchmark interest rate to 0.5%.  However, the Bank’s Governor told parliament that policy makers “will maintain an accommodative monetary environment by holding interest rates as low as possible to support economic growth.”

Large-Cap

Approximately 73% of the Fund’s equity positions are in Large-Cap securities.  As the US economy begins to slow, we believe Large-Caps will offer the best opportunity for investment.  We believe large-Cap stocks continue to be more attractive on a relative value basis than their Small and Mid-Cap counterparts.

Fixed Income

Our fixed income position stood at approximately 36% as of March 31st, including 24% in cash.  We are viewing cash as an attractive alternative to fixed income as the yield curve remains inverted and institutional money markets are yielding over 5.2%.  In addition we believe the upside of investing in higher yielding assets by either extending duration or by taking credit risk does not outweigh the downside as credit spreads remain thin.

Today’s credit markets are overextended as investors chase yield and are hindered with a glut of global liquidity.  Private equity funds are significantly impacting the credit markets as the firms’ coffers continue to be full and are pressured to take on riskier, larger deals with enormous amounts of below-investment grade debt.  Although the default rate as of March was at near record lows of 1.4% (according to Moody’s), it is certain this level will not continue.  The last time the default rate was this low was 25 years ago.  Just five years ago the default rate was 11% in 2002.

Rounding out our fixed income allocation, we have a position in a preferred securities ETF and an allocation to three closed-end funds trading at attractive discounts to net asset value.  The discounts to net asset value give the Fund a yield enhancement in addition to the opportunity for principal appreciation if those discounts narrow.

Investment Markets Recap

The first quarter of 2007 brought about the worst and the best weekly market returns since 2003 occurring in March alone.  The markets were hindered with a diplomatic stand-off between Iran and the West over Iran’s detention of British sailors, problems within the subprime-mortgage market (including the bankruptcy of one major lender), unwinding of the Yen carry trade, and higher energy costs.  But all the while the backdrop of solid economic growth trends and plentiful liquidity provided a floor.

As a result, the first quarter brought back to life the “V” word that so many investors had forgotten.  Volatility awoke in the first quarter as February 27th resulted in a 3%+ drop for all the major indices, the biggest drop since 2003.  That same week the S&P 500 and NASDAQ lost almost 6%.  The impetus for the sell-off was a one day, 9% decline in the Chinese stock market resulting in a global deleveraging exercise.  The drastic sell-off caught many investors off-guard as long periods of low volatility had become the norm.   The markets had gone 990 trading days without a 3% decline making investors complacent.

We believe the sell-off was much needed to reinstall a sense of risk in the markets.  Added volatility to the markets brings with it risk but also more opportunities.  What is reassuring is that the sell-off was a global sell-off across the board.  There were not many, if any, styles, sectors, or countries that went unscathed.  We interpret this as broad profit taking by jittery investors waiting for any sign of a correction (i.e. China’s sell-off).  The reality is, the US markets remain fundamentally sound as companies trade at reasonable valuations, the economy continues to be on solid footing, and there are little signs of inflation concerns.  Yes, there is a slowdown in earnings growth but that is expected and is already priced into stocks.

The real question is whether the deleveraging that occurred in the first quarter which resulted in a spike in the VIX (volatility index), credit spreads widening and Treasuries rallying, will be the start of an ongoing trend that would ultimately result in a bear market or another bump in the road and an excuse to put more cash to work?

We believe the Fund is well-positioned for a bout of increased volatility and a period of economic slowdown.  Volatility gives us the opportunity to buy and sell advantageously bringing with it new investment opportunities.

Respectfully,

Patrick W. Galley

Advisor name change announcement

We are proud to announce, effective April 1st, the name of the Fund’s Investment Advisor changed from Pinnacle Fund Management, Inc. to RiverNorth Capital Management, Inc.  The name RiverNorth is associated with our location within the River North district of Chicago.  River North is at the heart of the Windy City and located just north of the Chicago River and just steps from the "Loop" and Michigan Avenue.  The new website address is www.rivernorthcap.com.

	RiverNorth Core Opportunity Fund
	Schedule of Investments
	March 31, 2007 (Unaudited)

Shares/Description/% of Net Assets		Market Value

HOLDING & INVESTMENT COMPANIES - 10.23%
6	Berkshire Hathaway, Inc. *	$ 653,940
3,000	Brookfield Asset Management, Inc.	156,780
15,000	Tyco International, Ltd.	473,250

TOTAL FOR HOLDING & INVESTMENT COMPANIES (Cost $1,256,621) - 10.23%		$ 1,283,970

CLOSED-END FUNDS - 26.57%
21,300	Adams Express Co.	298,626
10,000	DWS Global Commodities Stock Fund	162,000
78,411	First Trust Value Line 100 Fund	1,278,883
15,500	Gabelli Dividend & Income Trust	333,405
40,000	Putnam Master Intermediate Income Trust	262,400
15,300	Tri-Continental Corp.	347,310
27,023	Western Asset Claymore U.S. Treasury Inflation Protected Securities Fund 2	321,033
18,446	Western Asset Emerging Markets Debt Fund	328,708

TOTAL FOR CLOSED-END FUNDS (Cost $3,334,696) - 26.57%		$ 3,332,365

EXCHANGE TRADED FUNDS - 39.60%
43,900	iShares MSCI Japan Index	639,623
11,000	iShares MSCI EAFE Index	838,860
24,125	iShares Russell 1000 Growth Index	1,342,556
1,150	iShares S&P 500 Index	163,691
25,900	PowerShares Financial Preferred	647,241
15,000	PowerShares Listed Private Equity	403,800
15,840	PowerShares FTSE RAFI US 1000	931,709

TOTAL FOR EXCHANGE TRADED FUNDS (Cost $5,024,357) - 39.60%		$ 4,967,480

SHORT TERM INVESTMENTS - 25.14%
3,152,760	Fidelity Institutional Money Market Fund - Class I 5.21% ** (Cost $3,152,760)	3,152,760

TOTAL INVESTMENTS (Cost $12,768,434) - 101.54%		$ 12,736,575

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.54)%		(193,700)

NET ASSETS - 100.00%		$ 12,542,875

* Non-income producing security during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2007.
The accompanying notes are an integral part of the financial statements.

RiverNorth Core Opportunity Fund
Statement of Assets and Liabilities
March 31, 2007 (Unaudited)

Assets:
Investments, at Value (Cost $12,768,434)	$ 12,736,575
Receivables:
Dividends and Interest	17,448
Deferred Offering Costs	19,156
Prepaid Expenses	5,872
Total Assets	12,779,051
Liabilities:
Accrued Management Fees	1,936
Accrued Offering Fees	25,426
Other Accrued Expenses	13,373
Payable for Securities Purchased	195,441
Total Liabilities	236,176
Net Assets	$ 12,542,875

Net Assets Consist of:
Paid In Capital	$ 12,554,032
Accumulated Undistributed Net Investment Income	20,702
Unrealized Depreciation in Value of Investments	(31,859)
Net Assets, for 1,243,774 Shares Outstanding	$ 12,542,875

Net Asset Value and Offering Price	$ 10.08

Minimum Redemption Price ($10.08 * 0.98)	$ 9.88

The accompanying notes are an integral part of the financial statements.

RiverNorth Core Opportunity Fund
Statement of Operations
For the period December 27, 2007 (commencement of
operations) through March 31, 2007 (Unaudited)

Investment Income:
Dividends	$ 19,659
Interest	26,139
Total Investment Income	45,798

Expenses:
Advisory Fees (Note 3)	12,870
Offering Fees	6,269
Transfer Agent Fees	3,458
Administrative Fees	3,217
Legal Fees	2,960
Audit Fees	2,959
Printing and Mailing Fees	1,479
Trustee Fees	976
Custody Fees	740
Miscellaneous Fees	684
Insurance Fees	284
Registration Fees	134
Total Expenses	36,030
Fees Waived and Reimbursed by the Advisor (Note 3)	(10,934)
Net Expenses	25,096

Net Investment Income	20,702

Realized and Unrealized Loss on Investments:
Realized Gain on Investments	0
Net Change in Unrealized Depreciation on Investments	(31,859)
Net Realized and Unrealized Loss on Investments	(31,859)

Net Decrease in Net Assets from Operations	($11,157)

The accompanying notes are an integral part of the financial statements.

RiverNorth Core Opportunity Fund
Statement of Changes in Net Assets

(Unaudited)
12/27/2006 *
to
3/31/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 20,702
Net Realized Gain on Investments	0
Unrealized Depreciation on Investments	(31,859)
Net Decrease in Net Assets Resulting from Operations	(11,157)

Distributions to Shareholders from:
Net Investment Income	0
Net Realized Gain on Investments	0
Total Distributions	0

From Capital Share Transactions:
Proceeds From Sale of Shares	12,466,569
Shares Issued on Reinvestment of Distributions	0
Cost of Shares Redeemed	(12,537)
Net Decrease in Net Assets from Fund Share Transactions	12,454,032

Total Increase	12,442,875

Net Assets:
Beginning of Period	100,000

End of Period	$ 12,542,875

Share Transactions:
Issued	1,235,032
Reinvested	0
Redeemed	(1,258)
Net Increase in Shares	1,233,774

Shares Outstanding Beginning of Period	10,000
Shares Outstanding End of Period	1,243,774

* Commencement of Operations
The accompanying notes are an integral part of the financial statements.

RiverNorth Core Opportunity Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

(Unaudited)
12/27/2006 *
to
3/31/2007

Net Asset Value, at Beginning of Period	$ 10.00

Income From Investment Operations:
Net Investment Income **	0.05
Net Gain (Loss) on Securities (Realized and Unrealized) *****	0.03
Total from Investment Operations	0.08

Distributions, from:
Net Investment Income	0.00
Net Realized Gains	0.00
Total Distributions	0.00

Net Asset Value, at End of Period	$ 10.08

Total Return ***	0.80%

Ratios/Supplimental Data:
Net Assets at End of Period (Thousands)	$ 12,543
Before Waivers and Reimbursements
Ratio of Expenses to Average Net Assets ****	2.80%
Ratio of Net Investment Income to Average Net Assets ****	0.76%
After Waivers and Reimbursements
Ratio of Expenses to Average Net Assets ****	1.95%
Ratio of Net Investment Income to Average Net Assets ****	1.61%
Portfolio Turnover	0%

* For the period December 27, 2006 (Commencement of Operations) through March 31, 2007
** Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

*** Total return in the above table represents the return that the investor would have earned or lost over the period indicated on  an investment assuming reinvestment of dividends, and is not annualized for periods of less than one year. Total return calculation does not reflect redemption fee.

**** Annualized

***** Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the changes in net asset value per share for the period, and may not reconcile with the aggregate gains and losses on the statement of operations due to the transactions for the period.

The accompanying notes are an integral part of the financial statements.

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2007 (Unaudited)

1.  ORGANIZATION

The RiverNorth Core Opportunity Fund (the “Fund”) was organized as a diversified series of RiverNorth Funds (the “Trust”) on July 18, 2006 and commenced investment operations on December 27, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series.  The Fund is the only series currently authorized by the Trustees.  The investment advisor to the Fund is Pinnacle Fund Management, Inc. (the “Advisor”).  Effective April 1, 2007, the Advisor changed its name to RiverNorth Capital Management, Inc.

The investment objective of the Fund is to seek long-term capital appreciation and income, consistent with prudent investment risk over the long-term.

2.  SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:  Equity Securities generally are valued by using market quotations but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any exchange, including the NASDAQ, are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued at its last bid price. When market quotations are not readily available, when the Advisor determines, that the market quotation or the last bid price does not accurately reflect the current value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but maybe valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2007 (Unaudited)

OTHER:  The Fund records security transactions based on trade date.  Dividend income is recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  Discounts and premiums on fixed income securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

SHARE VALUATION:  The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Fund.

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2007 (Unaudited)

3.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor serves as the investment advisor to the Fund. Under the terms of the management agreement (the “Agreement”), the Advisor, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies.  As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund. For the period December 27, 2006 (commencement of investment operations) through March 31, 2007 the Advisor earned investment advisory fees of $12,870, before the waiver and/or reimbursement described below of which $10,934 was waived.

Pursuant to an Administration Agreement between the Advisor and the Trust, the Advisor has been retained to provide certain management support and administrative oversight services to the Fund in exchange for the payment of an administrative fee by the Fund equal to an annual rate of 0.25% of the Fund’s average daily net assets.  The Advisor provides the Fund with general office facilities and oversees the provision of administrative/non-investment services to the Trust, including the provision of services to the Trust by the Trust’s fund accounting agent, transfer agent and custodian. The Advisor also provides persons satisfactory to the Board of Trustees of the Trust or serve as officers of the Trust.  Such officers, as well as certain employees and Trustees of the Trust may be directors, officers, or employees of the Advisor or its affiliates. For the period December 27, 2006 (commencement of investment operations) through March 31, 2007 the Advisor earned administrative fees of $3,217.

Effective upon the commencement of operations of the Fund through September 30, 2007, the Advisor has contractually agreed to waive management fees and/or reimburse the Fund for expenses it incurs, but only to the extent necessary to limit the Fund’s total annual operating expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses), including amortized offering costs, at 1.95% of the average daily net assets for that period.  During the period ended March 31, 2007, the Advisor waived fees and/or reimbursed expenses totaling $10,934.

Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees. As of March 31, 2007, a total of $10,934 in fees and/or expenses previously waived and/or reimbursed by the Fund were subject to such repayment by the Fund to the Advisor not later than September 30, 2010.

4.  CAPITAL SHARE TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares without par value. At March 31, 2007 paid in capital amounted to $12,554,032 representing 1,243,774 shares outstanding.

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2007 (Unaudited)

5.  INVESTMENT TRANSACTIONS

For the period ended March 31, 2007, purchases and sales of investment securities other than U.S. Government obligations and short-term investments were $9,615,674 and $0. There were no purchases or sales of U.S. Government obligations.

For federal income tax purposes the cost of securities owned at March 31, 2007 was $9,615,674. At March 31, 2007 the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) were as follows:

Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$68,351	$(100,210)	$(31,859)

6.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2007, National Financial Services, for the benefit of its customers, owned 93.57% of the RiverNorth Core Opportunity Fund.

7.   NEW ACCOUNTING PRONOUNCEMENT

On July 13, 2006 the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 (FIN 48) "Accounting for the Uncertainty of Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact of the Fund's financial statements has not yet been determined.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or

RIVERNORTH CORE OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2007 (Unaudited)

among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In September 2006, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of March 31, 2007, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

8.   DISTRIBUTION PLAN

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Advisor for certain distribution and promotion expenses related to marketing shares of the Fund.  The amount payable annually by the Fund is 0.25% of its average daily net assets.  Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares.  The Plan has not been activated and the Fund has no present intention to activate the Plan.

EXPENSE EXAMPLE

March 31, 2007(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/27/06 - 3/31/07).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 12/27/2006	Ending Account Value 3/31/2007	Expenses Paid During Period 12/27/2006 – 3/31/2007 *
Actual	$1,000	$1,008.00	$5.10

* Expenses are equal to the Fund’s annualized expense ratio of 1.95% multiplied by the average account value over the period multiplied by 95/365 (to reflect the period since inception).

	Beginning Account Value 10/1/2006	Ending Account Value 3/31/2007	Expenses Paid During Period 10/1/2006 – 3/31/2007 *
Hypothetical (5% return before expenses)	$1,000	$1,015.21	$9.80

* Expenses are equal to the Fund’s annualized expense ratio of 1.95% multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

ADDITIONAL INFORMATION

PROXY VOTING GUIDELINES (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is, and commencing not later than August 29, 2007 information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, will be available without charge upon request by (1) calling the Fund at (888) 848-7569 and (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY (Unaudited)

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 26, 2007. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-848-7569.

RiverNorth Funds

RiverNorth Core Opportunity Fund

Board of Trustees

Patrick W. Galley, CFA, Chairman

Kevin M. Hinton

James G. Kelley

Dennis F. Magulick

Investment Adviser and Administrator

Pinnacle Fund Management, Inc.

Transfer and Dividend Disbursing Agent

Mutual Shareholder Services, LLC

Custodian

Huntington National Bank

Legal Counsel

Thomson Hine LLP

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the RiverNorth Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of May 11, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

RiverNorth Funds

By /s/Patrick W. Galley, President and Treasurer

     Patrick W. Galley

     President and Treasurer

Date: May 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Patrick W. Galley, President and Treasurer

     Patrick W. Galley

     President and Treasurer

Date May 29, 2007